UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

Galenfeha, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-188800	46-2283393
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2705 Brown Trail, Suite 100	76021
Bedford, Texas 76021	(Zip Code)
(Address of principal executive offices)

(800) 280-2404
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Acquisition Agreement

On November5, 2014, Galenfeha, Inc. entered into a Preliminary Material Definitive Agreement with Daylight Pumps, LLC. The preliminary agreement outlines the terms and conditions to purchase Daylight Pumps, LLC. The company, based in Alma, Arkansas is a full service manufacturer of chemical injection systems for the oil and gas industry. The addition of this product line promises to provide a symbiotic union to augment and work with the already proven reliability of the Galenfeha patent pending line of LiFePO4 battery systems.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.
10.1	Letter of intent to purchase Daylight Pumps, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014

GALENFEHA, INC.

/s/ James Ketner

James Ketner
President/CEO/Director

/s/ LaNell Armour
LaNell Armour
Director, Secretary and Treasurer